UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

 Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item I.	Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/08 is included with this Form.

Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Kathleen Bramlage,
Portfolio Manager

Objective:
Long-term growth of capital

Inception Date:
November 15, 1983

Net Assets at
December 31, 2008:
$127,166,129

Portfolio Composition at
December 31, 2008:
(Percentage of Total Net Assets)

 Equity 97.1%

 Cash & Other Assets – Net 2.9%

An Update from Fund Management (Unaudited)

In 2008, the Fund returned –49.27% versus the total return of –37.00% for the S&P 500 Index. Since the Fund’s inception more than 25 years ago, the annual total return has been 7.03%.

Over the past year, the Fund’s quantitative-based model had relatively weak performance, while the S&P 500 Index had its worst year since 1937. The Fund was underweighted in the financial sector, which was the worst performing sector in the S&P 500 for the year due to the credit crisis and the weak housing market. However, the Fund was also underweighted in the consumer staples sector, which had the best performance in the S&P 500 in 2008.

In selecting stocks, we rely on the Value Line Timeliness Ranking System, purchasing stocks that are ranked the highest for price appreciation over the next six to twelve months. The system favors stocks that have above-average earnings and stock-price momentum compared with those of the roughly 1,700 stocks in the Value Line Investment Survey. We generally buy stocks when their Timeliness ranking rises to the top category and sell them when their ranking drops out of it.

The views expressed above are those of the Fund’s portfolio manager as of December 31, 2008 and are subject to change without notice. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of the Fund’s portfolio is subject to change. No recommendation is made with any respect to any security discussed herein.

Top Ten Common Stock Holdings (As of 12/31/2008) (Unaudited)

Company	Percentage of Total Net Assets
Crawford & Co. Class B	1.19%
FLIR Systems, Inc.	1.13%
Alliance Data Systems Corp.	1.10%
Nash Finch Co.	1.09%
TreeHouse Foods, Inc.	1.09%
Interwoven, Inc.	1.08%
ViaSat, Inc.	1.08%
CryoLife, Inc.	1.08%
Green Mountain Coffee Roasters, Inc.	1.07%
Endo Pharmaceuticals Holdings, Inc.	1.06%

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

 VALUE LINE CENTURION FUND, INC.

Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Sector Weightings vs. Index (As of 12/31/2008) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2008) (Unaudited)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	(49.27)%	(14.01)%	(5.00)%	(3.94)%	7.03%
S&P 500 Index	(37.00)%	(8.36)%	(2.19)%	(1.38)%	9.68%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

 VALUE LINE CENTURION FUND, INC.

Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested on July 1, 2008 and held for six months ended December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$566.40	$3.50	0.89%
Hypothetical (5%return before expenses)	$1,000	$1,020.66	$4.52	0.89%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

 VALUE LINE CENTURION FUND, INC.

Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2008

Shares		Value
Common Stocks — 97.1%
Aerospace/Defense — 2.9%
14,000	Alliant Techsystems, Inc. *	$1,200,640
31,000	HEICO Corp.	1,203,730
24,700	Raytheon Co.	1,260,688
		3,665,058
Apparel — 0.9%
42,000	Jos. A. Bank Clothiers, Inc. *	1,098,300
Biotechnology — 3.9%
21,000	Amgen, Inc. *	1,212,750
44,000	Martek Biosciences Corp. *	1,333,640
19,000	Myriad Genetics, Inc. *	1,258,940
18,000	Techne Corp.	1,161,360
		4,966,690
Cable TV — 2.8%
74,000	Comcast Corp. Class A	1,195,100
50,000	DIRECTV Group, Inc. (The) *	1,145,500
66,000	Shaw Communications, Inc. Class B	1,166,880
		3,507,480
Chemical – Basic — 1.0%
21,000	Compass Minerals International, Inc.	1,231,860
Computer & Peripherals — 0.9%
72,000	Synaptics, Inc. *	1,192,320
Computer Software & Services — 4.9%
38,000	Accenture Ltd. Class A	1,246,020
29,000	CACI International, Inc. Class A *	1,307,610
50,000	Intuit, Inc. *	1,189,500
23,000	ManTech International Corp. Class A *	1,246,370
71,000	Oracle Corp. *	1,258,830
		6,248,330
Diversified Companies — 0.9%
28,000	Chemed Corp.	1,113,560
Drug — 8.9%
52,000	Bristol-Myers Squibb Co.	1,209,000
23,000	Celgene Corp. *	1,271,440
52,000	Endo Pharmaceuticals Holdings, Inc. *	1,345,760
26,000	Gilead Sciences, Inc. *	1,329,640
23,000	Novo Nordisk A/S ADR	1,181,970
34,000	OSI Pharmaceuticals, Inc. *	1,327,700
36,000	Perrigo Co.	1,163,160
39,000	Sanofi-Aventis ADR	1,254,240
28,000	Teva Pharmaceutical Industries Ltd. ADR	1,191,960
		11,274,870
E-Commerce — 1.1%
109,000	Interwoven, Inc. *	1,373,400
Educational Services — 4.9%
15,000	Apollo Group, Inc. Class A *	1,149,300
75,000	Corinthian Colleges, Inc. *	1,227,750
21,000	DeVry, Inc.	1,205,610
14,000	ITT Educational Services, Inc. *	1,329,720
6,000	Strayer Education, Inc.	1,286,460
		6,198,840

Shares		Value
Electrical Equipment — 2.1%
47,000	FLIR Systems, Inc. *	$1,441,960
16,000	W.W. Grainger, Inc.	1,261,440
		2,703,400
Electronics — 1.0%
48,000	Greatbatch, Inc. *	1,270,080
Entertainment Technology — 0.8%
36,000	Netflix, Inc. *	1,076,040
Environmental — 2.0%
21,000	Clean Harbors, Inc. *	1,332,240
22,000	Stericycle, Inc. *	1,145,760
		2,478,000
Financial Services – Diversified — 3.2%
104,000	Crawford & Co. Class B *	1,512,160
38,000	Global Payments, Inc.	1,246,020
58,000	H&R Block, Inc.	1,317,760
		4,075,940
Food Processing — 3.8%
50,000	Diamond Foods, Inc.	1,007,500
53,000	Flowers Foods, Inc.	1,291,080
51,000	Peet’s Coffee & Tea, Inc. *	1,185,750
51,000	TreeHouse Foods, Inc. *	1,389,240
		4,873,570
Food Wholesalers — 3.1%
35,000	Green Mountain Coffee Roasters, Inc. *	1,354,500
31,000	Nash Finch Co.	1,391,590
53,000	Spartan Stores, Inc.	1,232,250
		3,978,340
Health Care Information Systems — 2.0%
32,000	Cerner Corp. *	1,230,400
48,000	Computer Programs & Systems, Inc.	1,286,400
		2,516,800
Heavy Construction — 0.6%
33,000	Stantec, Inc. *	815,100
Household Products — 1.0%
23,000	Church & Dwight Company, Inc.	1,290,760
Industrial Services — 3.0%
24,000	C.H. Robinson Worldwide, Inc.	1,320,720
39,000	Expeditors International of Washington, Inc.	1,297,530
61,000	SAIC, Inc. *	1,188,280
		3,806,530
Information Services — 2.1%
30,000	Alliance Data Systems Corp. *	1,395,900
17,000	Dun & Bradstreet Corp. (The)	1,312,400
		2,708,300
Machinery — 0.8%
27,000	Wabtec Corp.	1,073,250

 See notes to financial statements.

Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2008
Shares		Value
Medical Services — 2.8%
32,000	Amedisys, Inc. *	$1,322,880
23,000	DaVita, Inc. *	1,140,110
41,000	Psychiatric Solutions, Inc. *	1,141,850
		3,604,840
Medical Supplies — 13.7%
15,000	Bard (C.R.), Inc.	1,263,900
24,000	Baxter International, Inc.	1,286,160
18,000	Becton, Dickinson & Co.	1,231,020
141,000	CryoLife, Inc. *	1,369,110
80,000	Cyberonics, Inc. *	1,325,600
23,000	Edwards Lifesciences Corp. *	1,263,850
22,000	Haemonetics Corp. *	1,243,000
21,000	Johnson & Johnson	1,256,430
50,000	Meridian Bioscience, Inc.	1,273,500
30,000	Owens & Minor, Inc.	1,129,500
31,000	ResMed, Inc. *	1,161,880
36,000	St. Jude Medical, Inc. *	1,186,560
47,000	STERIS Corp.	1,122,830
39,000	Thoratec Corp. *	1,267,110
		17,380,450
Natural Gas – Diversified — 1.0%
43,000	Southwestern Energy Co. *	1,245,710
Packaging & Container — 0.9%
35,000	Rock-Tenn Co. Class A	1,196,300
Pharmacy Services — 1.8%
19,000	Express Scripts, Inc. *	1,044,620
30,000	Medco Health Solutions, Inc. *	1,257,300
		2,301,920
Precision Instrument — 2.9%
23,000	Axsys Technologies, Inc. *	1,261,780
17,000	Mettler-Toledo International, Inc. *	1,145,800
50,000	MTS Systems Corp.	1,332,000
		3,739,580
Railroad — 4.1%
17,000	Burlington Northern Santa Fe Corp.	1,287,070
42,000	Genesee & Wyoming, Inc. Class A *	1,281,000
27,000	Norfolk Southern Corp.	1,270,350
28,000	Union Pacific Corp.	1,338,400
		5,176,820
Restaurant — 1.9%
21,000	McDonald’s Corp.	1,305,990
21,000	Panera Bread Co. Class A *	1,097,040
		2,403,030
Retail – Automotive — 1.0%
9,000	AutoZone, Inc. *	1,255,230
Retail Building Supply — 0.9%
31,000	Tractor Supply Co. *	1,120,340
Retail Store — 3.6%
33,000	BJ’s Wholesale Club, Inc. *	1,130,580
27,000	Dollar Tree, Inc. *	1,128,600
46,000	Family Dollar Stores, Inc.	1,199,220
20,000	Wal-Mart Stores, Inc.	1,121,200
		4,579,600

Shares		Value
Shoe — 0.9%
23,000	NIKE, Inc. Class B	$1,173,000
Telecommunication Services — 0.9%
44,000	NTELOS Holdings Corp.	1,085,040
Thrift — 1.0%
80,000	Hudson City Bancorp, Inc.	1,276,800
Wireless Networking — 1.1%
57,000	ViaSat, Inc. *	1,372,560
	Total Common Stocks And Total Investment Securities — 97.1% (Cost $127,859,786)	$123,448,038
Cash And Other Assets In Excess Of Liabilities — 2.9%		3,718,091
Net Assets — 100.0%		$127,166,129
Net Asset Value Per Outstanding Share ($127,166,129 ÷ 14,534,673 shares outstanding)		$8.75

*	Non-income producing.

ADR American Depositary Receipt.

See notes to financial statements.

Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investment securities, at value (Cost — $127,859,786)	$123,448,038
Cash	3,675,189
Receivable for securities sold	3,348,691
Dividends receivable	90,921
Receivable for capital shares sold	36,072
Prepaid expenses	2,271
Total Assets	130,601,182
LIABILITIES:
Payable for securities purchased	3,255,555
Payable for capital shares repurchased	81,617
Accrued expenses:
Advisory fee	52,311
Service and distribution plan fees	26,163
Directors’ fees and expenses	5,188
Other	14,219
Total Liabilities	3,435,053
Net Assets	$127,166,129
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 14,534,673 shares)	$14,534,673
Additional paid-in capital	207,892,395
Accumulated net investment loss	(167)
Accumulated net realized loss on investments and foreign currency	(90,849,024)
Net unrealized depreciation of investments	(4,411,748)
Net Assets	$127,166,129
Net Asset Value Per Outstanding Share
($127,166,129 ÷ 14,534,673 shares outstanding)	$8.75

Statement of Operations

For the Year Ended
December 31, 2008

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $11,193)	$1,286,351
Interest	106,606
Total Income	1,392,957
Expenses:
Advisory fee	1,064,961
Service and distribution plan fees	851,969
Auditing and legal fees	111,678
Custodian fees	39,890
Directors’ fees and expenses	20,450
Insurance	15,775
Printing and postage	13,457
Other	1,225
Total Expenses Before Custody Credits and Fees Waived	2,119,405
Less: Service and Distribution Plan Fees Waived	(319,488)
Less: Custody Credits	(6,047)
Net Expenses	1,793,870
Net Investment Loss	(400,913)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Loss	(90,680,231)
Change in Net Unrealized Appreciation/(Depreciation)	(42,655,942)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(133,336,173)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(133,737,086)

 See notes to financial statements.

Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
Operations:
Net investment loss	$(400,913)	$(257,382)
Net realized gain/(loss) on investments and foreign currency	(90,680,231)	44,471,759
Change in net unrealized appreciation/(depreciation)	(42,655,942)	9,887,849
Net increase/(decrease) in net assets from operations	(133,737,086)	54,102,226
Distributions to Shareholders:
Net realized gain from investment transactions	(44,241,878)	(19,936,538)
Capital Share Transactions:
Proceeds from sale of shares	5,508,515	10,351,433
Proceeds from reinvestment of distributions	44,241,878	19,936,538
Cost of shares repurchased	(36,553,875)	(56,341,129)
Net increase/(decrease) in net assets from capital share transactions	13,196,518	(26,053,158)
Total Increase/(Decrease) in Net Assets	(164,782,446)	8,112,530

NET ASSETS:
Beginning of year	291,948,575	283,836,045
End of year	$127,166,129	$291,948,575
Accumulated net investment loss, at end of year	$(167)	$—

See notes to financial statements.

Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$21.36	$18.96	$20.07	$20.24	$18.15
Income from investment operations:
Net investment loss	(0.03)	(0.02)	(0.05)	(0.08)	(0.05)
Net gains or (losses) on securities (both realized and unrealized)	(9.09)	3.89	0.63	1.88	2.14
Total from investment operations	(9.12)	3.87	0.58	1.80	2.09
Less distributions:
Distributions from net realized gains	(3.49)	(1.47)	(1.69)	(1.97)	—
Net asset value, end of year	$8.75	$21.36	$18.96	$20.07	$20.24
Total return*	(49.27)%	20.72%	3.85%	9.13%	11.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$127,166	$291,949	$283,836	$325,817	$350,409
Ratio of expenses to average net assets(1)	1.00%	0.96%	0.98%	0.96%	0.95%
Ratio of expenses to average net assets(2)	0.84%	0.79%	0.89%	0.96%	0.95%
Ratio of net investment loss to average net assets	(0.19)%	(0.09)%	(0.24)%	(0.39)%	(0.27)%
Portfolio turnover rate	272%	200%	220%	219%	187%

*	Total return does not reflect the effects of charges deducted under the terms of GIAC’s variable contracts. Including such charges would reduce the total return for all years shown.
(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been 0.99% and 0.95% for the years ended December 31, 2008 and December 31, 2007, respectively, and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor and net of the custody credit arrangement.

 See notes to financial statements.

Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2008

1.	Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by the Value Line Investment Survey.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 — quoted prices in active markets for identical investments
●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$123,448,038	—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$123,448,038	—

*	Other financial instruments include futures, forwards and swap contracts.

For the year ended December 31, 2008, there were no Level 3 investments.

  Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2008

(C) Repurchase Agreements

In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at December 31, 2008.

(D) Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

(E) Dividends and Distributions

It is the Fund’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(F) Securities Transactions and Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and changes in unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(I) Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.	Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	361,020	507,061

Shares issued in reinvestment of distributions	3,019,923	971,566
Shares repurchased	(2,517,087)	(2,781,422)
Net increase/(decrease)	863,856	(1,302,795)
Distributions per share from net realized gains	$3.49	$1.47

  Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2008

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

Year Ended December 31, 2008
PURCHASES:
Investment Securities	$569,243,874
SALES:
Investment Securities	$594,809,791

4.	Income Taxes

At December 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$128,419,121
Gross tax unrealized appreciation	$5,911,788
Gross tax unrealized depreciation	(10,882,871)
Net tax unrealized depreciation on investments	$(4,971,083)
Undistributed ordinary income	$—
Undistributed long-term gains	$—
Capital loss carryforward, expires December 31, 2016	$(51,433,639)

During the year ended December 31, 2008, as permitted under federal income tax regulations, the Fund elected to defer $38,856,218 of post-October net capital and currency losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The differences between book and tax basis unrealized appreciation/(depreciation) on investments are primarily attributed to wash sales.

The tax composition of distributions to shareholders for the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Ordinary income	$33,793,271	$1,921,030
Long-term capital gain	10,448,607	18,015,508
	$44,241,878	$19,936,538

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased additional paid-in capital by approximately $235,042, decreased accumulated net investment loss on investments by $400,746 and increased accumulated net realized loss on investments by $165,704. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of net operating losses, foreign currency translation and equalization for tax purposes.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions with Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line to EULAV and EULAV replaced Value Line as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

An advisory fee of $1,064,961 was paid or payable to Value Line or EULAV (the “Adviser”), the Fund’s investment adviser, for the year ended December 31, 2008. This was computed at the rate of ½ of  1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of Value Line in advertising marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2008, fees amounting to $851,969, before fee waivers, were accrued under the Plan. Effective May 23, 2006 the Distributor voluntarily waived 0.15% of the 12b-1 fee. Effective May 1, 2007 and 2008, the Distributor contractually agreed to continue to reduce the fee under the Plan by 0.15% for one year periods. The fees waived amounted to $319,488 for the year ended December 31, 2008. The Distributor has no right to recoup previously waived amounts.

  Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2008

For the year ended December 31, 2008, the Fund’s expenses were reduced by $6,047 under a custody credit arrangement with the Custodian.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

6.	Other

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (“VLS”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, directors of the Fund and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether VLS’ brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Board of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the effect that the investigation will have on Value Line’s financial statements, it believes that any settlement is likely to be material to it and has informed the Funds of its belief, in light of settlement discussions to date, that there are no loss contingencies that should be accrued or disclosed in the Fund’s financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or VLS to perform their respective contracts with the Fund.

  Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2009

  Value Line Centurion Fund, Inc.

Federal Tax Status of Distributions (Unaudited)

For corporate taxpayers 50.79% of the ordinary income distributions paid during the calendar year 2008, qualify for the corporate dividends received deductions. During the calendar year 2008, the Fund distributed $10,448,607 of long-term capital gain to its shareholders.

  Value Line Centurion Fund, Inc.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

  Value Line Centurion Fund, Inc.

Management Information

The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a Director or Trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Interested Director*

Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line Securities, Inc. (the “Distributor”).	None

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Director	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 2000
Professor of History, Williams College, (1961 to 2002). Professor Emeritus since 2002. President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 69	Director	Since 1985	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 59	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment adviser) since 2004; Senior Financial Advisor, Hawthorn (2001–2004).	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 54	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	None

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

*
Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

  Value Line Centurion Fund, Inc.

Management Information (Continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Mitchell E. Appel Age 38	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from January 2003 to May 2005; Chief Financial Officer of the Distributor since April 2008.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Vice President of the Distributor and Secretary since June 2008; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line Funds Since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

Item 2.	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Francis C. Oakley, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Oakley is an independent director who is a Professor of History with Williams College.  He spent most of his professional career at Williams College, where he served as a faculty member, President Emeritus and President (1961-2003). He also served as Chairman (1993-1997) and President (2002-2003) of The American Council of Learned Societies.  He has also previously served as Trustee and Chairman of the Board of Trustees of National Humanities Center.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

	(a)	Audit Fees 2008 - $25,994

	(b)	Audit-Related fees – None.

	(c)	Tax Preparation Fees 2008 -$10,557

	(d)	All Other Fees – None

	(e)	(1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed  were pre-approved by the committee.

	(e)	(2) Not applicable.

	(f)	Not applicable.

	(g)	Aggregate Non-Audit Fees 2008 -$10,557

	(h)	Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

	(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE

	(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

		(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 10, 2009